UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2012

PATAPSCO BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	0-28032	52-1951797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Merritt Boulevard, Dundalk, Maryland   21222
(Address of Principal Executive Offices)         (Zip Code)

          Registrant’s telephone number, including area code: (410) 285-1010

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 260.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    (b)    On April 23, 2012, the Boards of Directors of Patapsco Bancorp, Inc. (the “Company”) and The Patapsco Bank (the “Bank”) appointed John M. Wright as the Company’s and the Bank’s Senior Vice President and Chief Financial Officer.

    Mr. Wright has over 20 years of banking experience, having served as Deputy Chief Executive Officer and Chief Financial Officer of CGI North America, a subsidiary of Societe Generale, from April 2008 to September 2011, and as Senior Vice President and Chief Financial Officer of American Bank, Rockville, Maryland, from November 1997 through April 2008.  Mr. Wright was a financial consultant from September 2011 to April 2012.  Mr. Wright is 45 years old.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATAPSCO BANCORP, INC.

Date: April 25, 2012	By:	/s/ Michael J. Dee
Michael J. Dee
President and Chief Executive Officer